CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME [Abstract]
Net Income	$ 12,271	$ 46,643	$ 98,711
Other Comprehensive Income (Loss)
Translation Differences	625	(55)	(89)
Unrealized Gain (Loss) on Defined benefit plan	42	327	(192)
Other Comprehensive Income (Loss)	667	272	(281)
Total Comprehensive Income	$ 12,938	$ 46,915	$ 98,430